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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated October 18, 1999 relating to the financial statements of CVC, Inc. which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.



PRICEWATERHOUSECOOPERS LLP
Rochester, New York
November 10, 1999